SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: November 20, 1996



                          CENTENNIAL TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


           1-12912                                 04-2978400
   (Commission File Number)             (I.R.S. Employer Identification No.)


   37 Manning Road, Billerica, Massachusetts                      01821
    (Address of Principal Executive Offices)                   (Zip Code)

                                 (508) 670-0646
              (Registrant's Telephone Number, Including Area Code)








                                TABLE OF CONTENTS

                                    FORM 8-K

                                November 20, 1996


                  Item                                                  Page

ITEM 2.           ACQUISITION OF ASSETS                                   1

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS                       1

SIGNATURE                                                                 2

EXHIBITS                                                                  3




                                        i





ITEM 2.           ACQUISITION OF ASSETS

         On November 5, 1996, Century Industries, Inc. ("Century"), a majority-owned subsidiary of Centennial Technologies, Inc. (the "Registrant"), acquired all of the outstanding capital stock of Triax Technology Group, Ltd. ("Triax"), an English company, pursuant to a Stock Purchase and Sale Agreement by and among the Registrant, Century, Triax, and the shareholders of Triax. The assets indirectly acquired by the Registrant included all the equipment and inventory used by Triax and its two wholly owned subsidiaries, Triax Engineering, Ltd. and Triax Manufacturing Ltd., in providing contract manufacturing services.

         The consideration provided to the selling shareholders of Triax was approximately $4.2 million in cash and approximately 2.1 million shares of common stock of Century. The amount of consideration was determined by negotiations between the Registrant and Triax. The Registrant used a short-term loan from its Chief Executive Officer, which was repaid with the proceeds from the Registrant's bank refinancing, to finance the acquisition.

         Triax  is  a  supplier  of  contract   manufacturing  services  in  the
electronics industry, specializing in the production of printed circuit board assemblies and related products.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibit is filed herewith.

Exhibit No.       Title

2 Stock Purchase and Sale Agreement by and among Centennial Technologies, Inc., Century Industries, Inc., Triax Technology Group, Ltd. and the Persons Listed on Schedule I Hereto, effective as of November 5, 1996.

----------

         Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant shall furnish supplementally a copy of any omitted schedule to the Commission upon request.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CENTENNIAL TECHNOLOGIES, INC.



Dated: November 20, 1996                        By:/s/ Emanuel Pinez
                                                   -----------------
                                                   Emanuel Pinez
                                                   Chief Executive Officer


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
                                  EXHIBIT INDEX


Exhibit
   No.                              Title                                                            Page
   2              Stock  Purchase  and  Sale  Agreement  by and among Centennial
                  Technologies, Inc., Century Industries, inc., Triax Technology
                  Group,  Ltd.  and  the  Persons  Listed  on Schedule I Hereto,
                  effective as of November 5, 1996.



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